Exhibit 10.9

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 11, 2022, is made by and among Polaris Newco, LLC, a Delaware limited liability company (the “Initial Borrower”), Solera, LLC, a Delaware limited liability company (“Solera”), Omnitracs, LLC, a Delaware limited liability company (“Omnitracs”) and DealerSocket, LLC, a Delaware limited liability company (“DealerSocket”, and together with the Initial Borrower, Solera and Omnitracs, the “Borrowers”), each of the other Credit Parties party hereto, each Consenting Lender (as defined below) party hereto and acknowledged by Alter Domus (US) LLC, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) Polaris Parent, LLC, a Delaware limited liability company, as Holdings, the Borrowers, each lender party thereto (the “Lenders”) and the Administrative Agent have entered into a Second Lien Credit Agreement dated as of June 4, 2021 (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement); and

(2) The Borrowers have requested, and the Lenders party hereto, constituting Required Lenders (such Lenders, the “Consenting Lenders”), are willing, to make certain amendments to the Existing Credit Agreement as set forth in Section 1 hereunder (such amendments, the “Securitization Amendments”) in accordance with Section 10.02(b) of the Existing Credit Agreement, subject to the terms and conditions set forth herein. The Securitization Amendments shall become effective on the Amendment Effective Date.

SECTION 1. Securitization Amendments. Pursuant to Section 10.02(b) of the Existing Credit Agreement, on and as of the Amendment Effective Date:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

(i) “Contract” shall mean any fully-executed retail installment sale contract, direct purchase money loan, conditional sale contract or financing agreement for a financed vehicle.

(ii) “Receivable” shall mean any account receivable, promissory note, chattel paper or instrument.

(iii) “Securitization Receivable” shall mean a Contract that is included in any schedule of Receivables and all rights to receive all payments of all amounts due and payable thereunder.

(b) The definition of “Securitization Assets” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Securitization Assets” shall mean (a) any Receivables or related assets and the proceeds thereof, in each case, subject to a Securitization Facility, (b) any bank accounts into which Receivables or related assets and the proceeds thereof, in each case, subject to a Securitization Facility are to be received or deposited, (c) any Securitization Receivable or related assets and the proceeds thereof, in each case, subject to a Securitization Facility and (d) all collateral securing such receivable, bank account or asset, all contracts and contract rights, guaranties or other obligations in respect of such receivable, bank account or assets, lockbox accounts and records with respect to such account, bank account or asset and any other assets customarily transferred (or in respect of which security interests are customarily granted), together with accounts or assets in a securitization financing and which in the case of clauses (a), (b) and (c) above are sold, conveyed, assigned or otherwise transferred or pledged in connection with a Qualified Securitization Financing.

(c) The definition of “Securitization Facility” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Securitization Facility” shall mean any transaction or series of transactions that may be entered into by any Borrower or any other Restricted Subsidiary pursuant to which such Borrower or such other Restricted Subsidiary may sell, convey or otherwise transfer, or may grant a security interest in, Securitization Assets to either (a) a Person that is not a Borrower or another Restricted Subsidiary or (b) a Securitization Subsidiary that in turn sells such Securitization Assets to a Person that is not a Borrower or another Restricted Subsidiary, or may grant a security interest in, any Securitization Assets of a Borrower or any of the Borrowers’ Subsidiaries; provided, for the avoidance of doubt, a Securitization Facility shall also include any securitization marketed by an investment bank acting as a placement agent, underwriter or initial purchaser to one or more institutional investors in a private placement, 144A or SEC-registered offering with respect to which an offering document is provided to investors in advance of pricing the transaction.

SECTION 2. Representations and Warranties. Each of the Borrowers and Holdings represents and warrants that as of the date hereof:

(a) each Credit Party (x) is duly incorporated, organized or formed and validly existing under the laws of the jurisdiction of its incorporation, establishment or organization, except (other than with respect to Solera) where the failure to do so would not reasonably be expected to result in a Material Adverse Effect, (y) has all requisite power and authority to carry on its business as now conducted and to own and lease its property, in each case, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect and (z) is qualified and in good standing (to the extent such concept is applicable in the applicable jurisdiction) to do business in every jurisdiction where such qualification is required, except in such jurisdictions where the failure to so qualify or be in good standing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;

(b) this Amendment is within each Credit Party’s powers and has been duly authorized by all necessary action on the part of such Credit Party, and this Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) its execution and delivery of this Amendment and performance of this Amendment and the Amended Credit Agreement and compliance by it with the terms hereof and thereof (1) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which would not reasonably be expected to result in a Material Adverse Effect, (2) will not violate or require consent not obtained under the Organizational Documents of any Group Member except as would not reasonably be expected to result in a Material Adverse Effect, (3) will not violate or result in a default under any indenture or other material agreement or instrument binding upon any Group Member or any of their assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any Group Member, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder, except, in each case, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect, and (4) will not violate any Requirement of Law except, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect;

(d) each of the representations and warranties made by any Credit Party set forth in Article III of the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date; and

(e) no Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date, or will occur immediately after giving effect to this Amendment.

SECTION 3. Conditions to Effectiveness. This Amendment and the Securitization Amendments shall become effective on and as of the Business Day on which the following conditions shall have been satisfied (such date, the “Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrowers, each other Credit Party and each Consenting Lender, collectively constituting Required Lenders;

(b) the representations and warranties set forth in Section 2 hereof shall be true and correct in all material respects (or, to the extent qualified by materiality, in all respects) as of the Amendment Effective Date (or, if an earlier date is specified with respect thereto, as of such earlier date); and

(c) no Event of Default or Default shall have occurred and be continuing.

SECTION 4. Costs, Expenses. As and to the extent provided in Section 10.03 of the Amended Credit Agreement, the Credit Parties agree to reimburse the Lenders, the Administrative Agent, the Collateral Agent and their respective Affiliates for all reasonable and documented out-of-pocket expenses, including the reasonable and documented fees and disbursements of counsel, incurred by such parties in connection with this Amendment.

SECTION 5. Reference to and Effect on the Loan Documents. On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “Credit and Guaranty Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement.

SECTION 6. Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (PDF or TIFF format) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute”, “execution”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Requirement of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7. Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except as set forth in Section 10.02 of the Amended Credit Agreement. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8. Governing Law; Venue, Jury Trial, Etc.

(a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan in the State of New York and of the United States District Court of the Southern District of New York sitting in Borough of Manhattan in the State of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Requirements of Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in Section 10.09(b) of the Amended Credit Agreement. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party hereto irrevocably consents to service of process in any action or proceeding arising out of or relating to this Amendment, in the manner provided for notices (other than telecopier) in Section 10.01 of the Amended Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law.

(c) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9. Reaffirmation. Each Credit Party party hereto hereby expressly acknowledges that, after giving effect to this Amendment, (i) all of the obligations of such Credit Party under the Amended Credit Agreement, the Security Agreement, the other Security Documents and any other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, in each case, as amended by this Amendment, (ii) each such Credit Party’s grant of security interests pursuant to the Security Agreement and the other Security Documents are reaffirmed and remain in full force and effect and such security interests secure all of the Obligations as amended hereby and (iii) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. Without limiting the foregoing, each party hereto hereby confirms that the obligations of the Borrowers under the Credit Agreement and under all the other Loan Documents (in each case, after giving effect to this Amendment) constitute “Obligations” and are entitled to all the benefits of the Guarantees set forth in the Amended Credit Agreement, and each such Guaranty is, and continues to be, in full force and effect and is hereby reaffirmed in all respects.

SECTION 10. No Novation. From and after the Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents. The parties hereto expressly acknowledge that this Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document or discharge or release any Lien or priority of or under any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Amended Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

POLARIS NEWCO, LLC, as a Borrower

By:	/s/ David L. Babin
Name: David L. Babin
Title: Secretary

SOLERA, LLC, as a Borrower

By:	/s/ David L. Babin
Name: David L. Babin
Title: Secretary

OMNITRACS, LLC, as a Borrower

By:	/s/ David L. Babin
Name: David L. Babin
Title: Secretary

DEALERSOCKET, LLC, as a Borrower

By:	/s/ David L. Babin
Name: David L. Babin
Title: Secretary

[Signature Page to Amendment No. 2]

AUDATEX CANADA HOLDINGS, LLC,

 a Delaware limited liability company

AUDATEX HOLDINGS, LLC,

 a Delaware limited liability company

AUDATEX HOLDINGS US, LLC,

 a Delaware limited liability company

AUDATEX INTERNATIONAL HOLDINGS, LLC,

 a Delaware limited liability company

AUDATEX NORTH AMERICA, LLC,

 a Delaware limited liability company

CLAIMS SERVICES GROUP, LLC,

 a Delaware limited liability company

COLLISION REPAIR BUSINESS MANAGEMENT SERVICES, LLC,

 a Delaware limited liability company

CUSTOMER INTERACTION CENTER LLC,

 a Delaware limited liability company

DISTRIBUTION SERVICE TECHNOLOGIES, LLC,

 a Colorado limited liability company

DMEAUTOMOTIVE LLC,

 a Delaware limited liability company

ENSERVIO, LLC,

 a Delaware limited liability company

EXPLORE DATA MARKETING SERVICES, LLC,

 a Delaware limited liability company

EXPLORE DRIVING RECORDS, LLC,

 a Delaware limited liability company

EXPLORE INFORMATION SERVICES, LLC,

 a Delaware limited liability company

GTS SERVICES, LLC,

 a Delaware limited liability company

HIGHWAY 114 RESEARCH CENTER, LLC,

 a Delaware limited liability company

HOLLANDER, LLC,

 a Delaware limited liability company

HYPERQUEST, LLC,

 a Delaware limited liability company, each as a Guarantor

IDENTIFIX INTERNATIONAL HOLDINGS, LLC,

 a Delaware limited liability company

IDENTIFIX, LLC,

 a Minnesota limited liability company

LICENSE MONITOR II, LLC,

 a New York limited liability company

LYNX SERVICES, L.L.C.,

 a Kansas limited liability company

MOBILE PRODUCTIVITY, LLC,

 a Nevada limited liability company

NAVEX, LLC,

 a Colorado limited liability company

NEW HOME WATCH, L.L.C.,

 a Michigan limited liability company

PALM BEACH TAG AGENCY, LLC,

 a Florida limited liability company

PROPERTY CLAIMS SERVICES, LLC,

 a Delaware limited liability company

REDCAP TECHNOLOGIES, LLC,

 a Florida limited liability company

SEE PROGRESS, LLC,

 a Michigan limited liability company

SOLERA FINANCE, LLC,

 a Delaware limited liability company

SOLERA HOLDINGS, LLC,

 a Delaware limited liability company

SOLERA INTEGRATED MEDICAL SOLUTIONS,

LLC, a Delaware limited liability company

SOLERA SERVICE DYNAMICS, LLC,

 a Delaware limited liability company

TITLE TECHNOLOGIES, LLC,

 a Delaware limited liability company

TRANSPORTATION PERFORMANCE, LLC,

 a Delaware limited liability company, each as a Guarantor

		By:	/s/ David L. Babin
		Name:	David L. Babin
		Title:	Secretary
By:	/s/ David L. Babin
Name:	David L. Babin
Title:	Secretary

[Signature Page to Amendment No. 2]

POLARIS PARENT, LLC,

a Delaware limited liability company, as a Guarantor

By:	/s/ David L. Babin
Name:	David L. Babin
Title:	Secretary

AUTOSTAR SOLUTIONS, LLC,
a Texas limited liability company
AUTO/MATE, LLC,
a Delaware limited liability company
FINANCE EXPRESS LLC,
a Nevada limited liability company
OMNITRACS MIDCO, LLC,
a Delaware limited liability company
ROADNET HOLDINGS CORPORATION,
a Delaware corporation
ROADNET TECHNOLOGIES, INC.,
a Delaware corporation
RUXTON SUPERIOR HOLDINGS CORPORATION,
a Delaware corporation
XRS CORPORATION,
a Minnesota corporation
SMARTDRIVE SYSTEMS, INC.,
a Delaware corporation
COMPASS IDS, LLC,
a Delaware limited liability company
EDRIVING FLEET LLC,
a Delaware limited liability company
EDRIVING LLC,
a Delaware limited liability company
EDRIVING TELEMATICS LLC,
a Delaware limited liability company
IDS INTERMEDIATE, LLC,
a Delaware limited liability company, each as a Guarantor

By:	/s/ David L. Babin
Name:	David L. Babin
Title:	Secretary

[Signature Page to Amendment No. 2]

LENDER SIGNATURES ON FILE WITH ADMINISTRATIVE AGENT

[Signature Page to Amendment No. 2]

ACKNOWLEDGED BY:

ALTER DOMUS (US) LLC, as Administrative Agent

By:	/s/ Winnalynn N. Kantaris
Name:	Winnalynn N. Kantaris
Title:	Associate General Counsel

[Signature Page to Amendment No. 2]